EXHIBIT 24

POWER OF ATTORNEY

The undersigned, a director of Suncor Energy Inc. (the “Company”), does hereby constitute and appoint each of Terrence J. Hopwood and Janice B. Odegaard, jointly and severally, as his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

(i)            a Registration Statement on Form S-8 (the “Executive Stock Plan Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) for the purpose of registering additional common shares of the Company (the “Securities”) which may be issued pursuant to the Company’s Executive Stock Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(ii)           a Registration Statement on Form S-8 (the “SunShare Option Plan Registration Statement”) to be filed with the Commission for the purpose of registering the Securities which may be issued pursuant to the Company’s SunShare Option Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(iii)          any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Executive Stock Plan Registration Statement or the SunShare Option Plan Registration Statement;

(iv)          any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof;  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) any national securities exchange, and (iv)  the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 15th day of July, 2003.

“RICHARD L. GEORGE”
Name: RICHARD L. GEORGE

POWER OF ATTORNEY

The undersigned, a director of Suncor Energy Inc. (the “Company”), does hereby constitute and appoint each of Terrence J. Hopwood and Janice B. Odegaard, jointly and severally, as his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

(iii)          a Registration Statement on Form S-8 (the “Executive Stock Plan Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) for the purpose of registering additional common shares of the Company (the “Securities”) which may be issued pursuant to the Company’s Executive Stock Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(iv)          a Registration Statement on Form S-8 (the “SunShare Option Plan Registration Statement”) to be filed with the Commission for the purpose of registering the Securities which may be issued pursuant to the Company’s SunShare Option Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(iii)          any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Executive Stock Plan Registration Statement or the SunShare Option Plan Registration Statement;

(iv)          any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof;  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) any national securities exchange, and (iv)  the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 15th day of July, 2003.

“MEL BENSON”
Name: MEL BENSON

POWER OF ATTORNEY

The undersigned, a director of Suncor Energy Inc. (the “Company”), does hereby constitute and appoint each of Terrence J. Hopwood and Janice B. Odegaard, jointly and severally, as his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

(v)           a Registration Statement on Form S-8 (the “Executive Stock Plan Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) for the purpose of registering additional common shares of the Company (the “Securities”) which may be issued pursuant to the Company’s Executive Stock Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(vi)          a Registration Statement on Form S-8 (the “SunShare Option Plan Registration Statement”) to be filed with the Commission for the purpose of registering the Securities which may be issued pursuant to the Company’s SunShare Option Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(iii)          any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Executive Stock Plan Registration Statement or the SunShare Option Plan Registration Statement;

(iv)          any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof;  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) any national securities exchange, and (iv)  the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 15th day of July, 2003.

“BRIAN A. CANFIELD”
Name: BRIAN A. CANFIELD

POWER OF ATTORNEY

The undersigned, a director of Suncor Energy Inc. (the “Company”), does hereby constitute and appoint each of Terrence J. Hopwood and Janice B. Odegaard, jointly and severally, as her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to execute and deliver in his name and on her behalf:

(vii)         a Registration Statement on Form S-8 (the “Executive Stock Plan Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) for the purpose of registering additional common shares of the Company (the “Securities”) which may be issued pursuant to the Company’s Executive Stock Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(viii)        a Registration Statement on Form S-8 (the “SunShare Option Plan Registration Statement”) to be filed with the Commission for the purpose of registering the Securities which may be issued pursuant to the Company’s SunShare Option Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(iii)          any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Executive Stock Plan Registration Statement or the SunShare Option Plan Registration Statement;

(iv)          any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof;  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) any national securities exchange, and (iv)  the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 15th day of July, 2003.

“SUSAN E. CROCKER”
Name: SUSAN E. CROCKER

POWER OF ATTORNEY

The undersigned, a director of Suncor Energy Inc. (the “Company”), does hereby constitute and appoint each of Terrence J. Hopwood and Janice B. Odegaard, jointly and severally, as his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

(ix)           a Registration Statement on Form S-8 (the “Executive Stock Plan Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) for the purpose of registering additional common shares of the Company (the “Securities”) which may be issued pursuant to the Company’s Executive Stock Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(x)            a Registration Statement on Form S-8 (the “SunShare Option Plan Registration Statement”) to be filed with the Commission for the purpose of registering the Securities which may be issued pursuant to the Company’s SunShare Option Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(iii)          any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Executive Stock Plan Registration Statement or the SunShare Option Plan Registration Statement;

(iv)          any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof;  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) any national securities exchange, and (iv)  the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 15th day of July, 2003.

“BRYAN P. DAVIES”
Name: BRYAN P. DAVIES

POWER OF ATTORNEY

The undersigned, a director of Suncor Energy Inc. (the “Company”), does hereby constitute and appoint each of Terrence J. Hopwood and Janice B. Odegaard, jointly and severally, as his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

(xi)           a Registration Statement on Form S-8 (the “Executive Stock Plan Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) for the purpose of registering additional common shares of the Company (the “Securities”) which may be issued pursuant to the Company’s Executive Stock Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(xii)          a Registration Statement on Form S-8 (the “SunShare Option Plan Registration Statement”) to be filed with the Commission for the purpose of registering the Securities which may be issued pursuant to the Company’s SunShare Option Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(iii)          any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Executive Stock Plan Registration Statement or the SunShare Option Plan Registration Statement;

(iv)          any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof;  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) any national securities exchange, and (iv)  the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 15th day of July, 2003.

“BRIAN FELESKY”
Name: BRIAN FELESKY

POWER OF ATTORNEY

The undersigned, a director of Suncor Energy Inc. (the “Company”), does hereby constitute and appoint each of Terrence J. Hopwood and Janice B. Odegaard, jointly and severally, as his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

(xiii)         a Registration Statement on Form S-8 (the “Executive Stock Plan Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) for the purpose of registering additional common shares of the Company (the “Securities”) which may be issued pursuant to the Company’s Executive Stock Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(xiv)        a Registration Statement on Form S-8 (the “SunShare Option Plan Registration Statement”) to be filed with the Commission for the purpose of registering the Securities which may be issued pursuant to the Company’s SunShare Option Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(iii)          any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Executive Stock Plan Registration Statement or the SunShare Option Plan Registration Statement;

(iv)          any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof;  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) any national securities exchange, and (iv)  the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 15th day of July, 2003.

“JOHN T. FERGUSON”
Name: JOHN T. FERGUSON

POWER OF ATTORNEY

The undersigned, a director of Suncor Energy Inc. (the “Company”), does hereby constitute and appoint each of Terrence J. Hopwood and Janice B. Odegaard, jointly and severally, as his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

(i)            a Registration Statement on Form S-8 (the “Executive Stock Plan Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) for the purpose of registering additional common shares of the Company (the “Securities”) which may be issued pursuant to the Company’s Executive Stock Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(ii)           a Registration Statement on Form S-8 (the “SunShare Option Plan Registration Statement”) to be filed with the Commission for the purpose of registering the Securities which may be issued pursuant to the Company’s SunShare Option Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(iii)          any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Executive Stock Plan Registration Statement or the SunShare Option Plan Registration Statement;

(iv)          any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof;  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) any national securities exchange, and (iv)  the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of August, 2004.

“W. DOUGLAS FORD”
Name: W. DOUGLAS FORD

POWER OF ATTORNEY

The undersigned, a director of Suncor Energy Inc. (the “Company”), does hereby constitute and appoint each of Terrence J. Hopwood and Janice B. Odegaard, jointly and severally, as his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

(iii)          a Registration Statement on Form S-8 (the “Executive Stock Plan Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) for the purpose of registering additional common shares of the Company (the “Securities”) which may be issued pursuant to the Company’s Executive Stock Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(iv)          a Registration Statement on Form S-8 (the “SunShare Option Plan Registration Statement”) to be filed with the Commission for the purpose of registering the Securities which may be issued pursuant to the Company’s SunShare Option Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(iii)          any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Executive Stock Plan Registration Statement or the SunShare Option Plan Registration Statement;

(iv)          any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof;  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) any national securities exchange, and (iv)  the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 15th day of July, 2003.

“JOHN R. HUFF”
Name: JOHN R. HUFF

POWER OF ATTORNEY

The undersigned, a director of Suncor Energy Inc. (the “Company”), does hereby constitute and appoint each of Terrence J. Hopwood and Janice B. Odegaard, jointly and severally, as his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

(v)           a Registration Statement on Form S-8 (the “Executive Stock Plan Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) for the purpose of registering additional common shares of the Company (the “Securities”) which may be issued pursuant to the Company’s Executive Stock Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(vi)          a Registration Statement on Form S-8 (the “SunShare Option Plan Registration Statement”) to be filed with the Commission for the purpose of registering the Securities which may be issued pursuant to the Company’s SunShare Option Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(iii)          any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Executive Stock Plan Registration Statement or the SunShare Option Plan Registration Statement;

(iv)          any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof;  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) any national securities exchange, and (iv)  the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 15th day of July, 2003.

“ROBERT W. KORTHALS”
Name: ROBERT W. KORTHALS

POWER OF ATTORNEY

The undersigned, a director of Suncor Energy Inc. (the “Company”), does hereby constitute and appoint each of Terrence J. Hopwood and Janice B. Odegaard, jointly and severally, as her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

(vii)         a Registration Statement on Form S-8 (the “Executive Stock Plan Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) for the purpose of registering additional common shares of the Company (the “Securities”) which may be issued pursuant to the Company’s Executive Stock Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(viii)        a Registration Statement on Form S-8 (the “SunShare Option Plan Registration Statement”) to be filed with the Commission for the purpose of registering the Securities which may be issued pursuant to the Company’s SunShare Option Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(iii)          any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Executive Stock Plan Registration Statement or the SunShare Option Plan Registration Statement;

(iv)          any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof;  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) any national securities exchange, and (iv)  the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 15th day of July, 2003.

“M. ANN McCAIG”
Name: M. ANN McCAIG

POWER OF ATTORNEY

The undersigned, a director of Suncor Energy Inc. (the “Company”), does hereby constitute and appoint each of Terrence J. Hopwood and Janice B. Odegaard, jointly and severally, as his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

(ix)           a Registration Statement on Form S-8 (the “Executive Stock Plan Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) for the purpose of registering additional common shares of the Company (the “Securities”) which may be issued pursuant to the Company’s Executive Stock Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(x)            a Registration Statement on Form S-8 (the “SunShare Option Plan Registration Statement”) to be filed with the Commission for the purpose of registering the Securities which may be issued pursuant to the Company’s SunShare Option Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(iii)          any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Executive Stock Plan Registration Statement or the SunShare Option Plan Registration Statement;

(iv)          any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof;  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) any national securities exchange, and (iv)  the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 15th day of July, 2003.

“MICHAEL O’BRIEN”
Name: MICHAEL O’BRIEN

POWER OF ATTORNEY

The undersigned, a director of Suncor Energy Inc. (the “Company”), does hereby constitute and appoint each of Terrence J. Hopwood and Janice B. Odegaard, jointly and severally, as his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to execute and deliver in his name and on his behalf:

(xi)           a Registration Statement on Form S-8 (the “Executive Stock Plan Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) for the purpose of registering additional common shares of the Company (the “Securities”) which may be issued pursuant to the Company’s Executive Stock Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(xii)          a Registration Statement on Form S-8 (the “SunShare Option Plan Registration Statement”) to be filed with the Commission for the purpose of registering the Securities which may be issued pursuant to the Company’s SunShare Option Plan, under the Securities Act of 1933, as amended (the “Securities Act”);

(iii)          any and all supplements and amendments (including, without limitation, any pre-effective and post-effective amendments) to the Executive Stock Plan Registration Statement or the SunShare Option Plan Registration Statement;

(iv)          any and all other documents and instruments in connection with the issuance of the Securities, which such attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof;  (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America, (iii) any national securities exchange, and (iv)  the securities laws of Canada and any other foreign jurisdiction;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 15th day of July, 2003.

“JR SHAW”
Name: JR SHAW